Subsequent events	3 Months Ended
Nov. 30, 2024
Subsequent events
Subsequent events

23. Subsequent events

During the month of December 2024, the Company issued a total of 124,829 Voting Common Shares to third parties in exchange of sub-contracting services provided to the Company related to marketing, investor relations and board fees.

Between December 1, 2024 and January 9, 2025, the Company issued 1,917,537 Voting Common Shares through the “at-the-market” facility with ThinkEquity LLC described in note 15 above for total gross proceeds of $5,814,978, less transaction costs of $174,611.

On December 21, 2024, the Company forced the conversion of 1,950 Series A Convertible Preferred Shares in exchange for 48,177 Voting Common Shares. Following this conversion, there were no Series A Convertible Preferred Shares issued and outstanding.